Exhibit 10.2

First Amendment to the Omnibus Agreement Between
Thomas Sipp and OZ Management LP, OZ Advisors LP and OZ Advisors II LP
THIS FIRST AMENDMENT TO THE OMNIBUS AGREEMENT BETWEEN THOMAS SIPP AND OZ MANAGEMENT LP, OZ ADVISORS LP AND OZ ADVISORS II LP (this “Amendment”) is entered into as of July 10, 2019, by and among Thomas Sipp (the “Limited Partner”) and each of OZ Management LP (“OZM”), OZ Advisors LP (“OZA”) and OZ Advisors II LP (“OZAII”).
WHEREAS, reference is made to the Partner Agreement between OZM and the Limited Partner, dated as of July 19, 2018, the Partner Agreement between OZA and the Limited Partner, dated as of July 19, 2018, and the Partner Agreement between OZAII and the Limited Partner, dated as of July 19, 2018 (collectively, the “Partner Agreements”), in each case, as amended by the Omnibus Agreement between Thomas Sipp and OZ Management LP, OZ Advisors LP and OZ Advisors II LP, dated February 7, 2019 (the “Omnibus Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Omnibus Agreement; and
WHEREAS, the parties hereto mutually desire to enter into this Amendment to correct an inadvertent error in the Omnibus Agreement and reflect the intent of the parties as set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Omnibus Agreement, effective as of the effective date of the Omnibus Agreement as follows:

1.Section 8 of the Omnibus Agreement is hereby amended by adding the following sentence to the end of Section 5(b) of each of the Partner Agreements, as amended by the Omnibus Agreement:
“Notwithstanding any provision of this Agreement or the terms of the Award Document evidencing the Sign-On RSUs to the contrary, if the Limited Partner ceases to be an Active Individual LP for any reason other than for Cause on or following December 31, 2020, any Sign-On RSUs, to the extent not previously vested, shall remain outstanding and shall vest on May 3, 2021 as if the Limited Partner had remained an Active Individual LP through such vesting date.”
2.    Clause (iv) of Section 11 of the Omnibus Agreement is hereby deleted in its entirety.
3.    This Amendment shall be and is hereby incorporated in and forms a part of the Omnibus Agreement.
4.    All other terms and provisions of the Omnibus Agreement, together with the Partner Agreements as amended thereby, shall remain unchanged except as specifically modified herein.
[Signature page follows]

IN WITNESS WHEREOF, this Amendment is executed and delivered as of the date first written above by the undersigned, and the undersigned do hereby agree to be bound by the terms and provisions set forth in this Amendment.
THE LIMITED PARTNER:
By: /s/ Thomas M. Sipp
Thomas Sipp

OZ MANAGEMENT LP
By: Och-Ziff Holding Corporation, its General Partner
By: /s/ Robert Shafir
Name: Robert Shafir
Title: Chief Executive Officer

OZ ADVISORS LP
By: Och-Ziff Holding Corporation, its General Partner
By: /s/ Robert Shafir
Name: Robert Shafir
Title: Chief Executive Officer

OZ ADVISORS II LP
By: Och-Ziff Holding Corporation, its General Partner
By: /s/ Robert Shafir
Name: Robert Shafir
Title: Chief Executive Officer